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                                                                   EXHIBIT 10.46



NATIONSBANK
NATIONSBANK OF TEXAS, N.A.
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                               ELEVENTH AMENDMENT
                                       TO
                          LOAN AND SECURITY AGREEMENT

     THIS ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment") is dated effective as of August 15, 1996, and entered into by and between NATIONSBANK OF TEXAS, N.A., a national banking association ("Lender") with offices at 901 Main Street, 11th Floor, Dallas, Texas 75202, and BOLLINGER INDUSTRIES, L.P., a Texas limited partnership ("Borrower") with offices at 222 Airport Freeway, Irving, Texas 75062.

     WHEREAS, Lender and Borrower have entered into a Loan and Security Agreement (THE "LOAN Agreement"), dated as of September 9, 1994;

     WHEREAS, Lender and Borrower on October 28, 1994 have entered into a First Amendment to Loan and Security Agreement (the "First Amendment"), which was dated effective as of September 9, 1994;

     WHEREAS, Lender and Borrower on December 8, 1994 have entered into a Second Amendment to Loan and Security Agreement (the "Second Amendment");

     WHEREAS, Lender and Borrower on March 3, 1995 have entered into a Third Amendment to Loan and Security Agreement (the "Third Amendment"), which was dated effective as of December 31, 1994;

     WHEREAS, Lender and Borrower on may 15, 1995 have entered into a Fourth Amendment to Loan and Security Agreement (the "Fourth Amendment"), which was dated effective as of January 31, 1995;

     WHEREAS, Lender and Borrower, effective on September 9, 1995, have entered into a Fifth Amendment to Loan and Security Agreement (the "Fifth Amendment");

     WHEREAS, Lender and Borrower, effective on December 29, 1995, have entered into a Sixth Amendment to Loan and Security Agreement (the "Sixth Amendment");

     WHEREAS, Lender and Borrower, effective on March 8, 1996, have entered into a Seventh Amendment to Loan and Security Agreement (the "Seventh Amendment");

     WHEREAS, Lender and Borrower, effective on May 8, 1996, have entered into an Eighth Amendment to Loan and Security Agreement (the "Eighth Amendment"); and

     WHEREAS, Lender and Borrower, effective on May 17, 1996, have entered into a Ninth Amendment to Loan and Security Agreement (the "Ninth Amendment"); and

     WHEREAS, Lender and Borrower, effective on July 8, 1996, have entered into a tenth Amendment to Loan and Security Agreement (the "Tenth Amendment") (the loan agreement together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment shall hereinafter be referred to as the "Agreement"); and

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     WHEREAS, Lender and Borrower desire to further amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1 DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                   AMENDMENTS

     Section 2.1 AMENDMENT TO DEFINITION OF CONTRACT TERM. Effective as of the date hereof, the definition of "Contract Term" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

            "CONTRACT TERM" means the period beginning on the effective date specified in the preamble of this Agreement and continuing through September 15, 1998."

     Section 2.2 AMENDMENT TO DEFINITION OF CREDIT LIMIT. Effective as of the date hereof, the definition of "Credit Limit" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

            "CREDIT LIMIT" means (a) on Paydown Date, the amount of $2,000,000.00, thereafter reducing monthly by the amount of required principal payments scheduled under Section 2.3.

     Section 2.3. NEW DEFINITION: INTERCREDITOR AGREEMENT. Effective as of the date hereof, a new definition hereby is added to in Article I of the Agreement which shall read in its entirety as follows:

            "INTERCREDITOR AGREEMENT" means an intercreditor agreement to be executed and entered into among Lender, Borrower (and other owners of the Collateral) and the Refinance Lender, effective on and after the Paydown Date, pursuant to which Lender shall subordinate its interest in the Collateral (but not including Lender's interest in Borrower's real property comprising it corporate headquarters location in Dallas County, Texas), provided, that all terms, conditions and provisions of such intercreditor agreement shall be in form and substance satisfactory to Lender, and any renewal, extension, modification, amendment or restatement thereof.


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     Section 2.4  AMENDMENT TO DEFINITION OF LOAN DOCUMENTS.  The definition of
"Loan Documents" contained in Article I of the Agreement is hereby amended and restated to read in its entirety as follows:

            "LOAN DOCUMENTS" means this Agreement, the Revolving Note, the First Amended and Restated Revolving Note - Overline, the Demand Note, as modified, the First Amendment to Loan and Security Agreement dated effective as of September 9, 1994, the Second Amendment to Loan and Security Agreement dated as of December 8, 1994, the Third Amendment to Loan and Security Agreement dated effective as of December 31, 1994, the Fourth Amendment to Loan and Security Agreement dated effective as of January 31, 1995, the Fifth Amendment to Loan and Security Agreement dated as of September 9, 1995, the Sixth Amendment to Loan and Security Agreement dated as of December 29, 1995, the Seventh Amendment to Loan and Security Agreement dated as of March 8, 1996, the Eighth Amendment to Loan and Security Agreement dated as of May 8, 1996, the Ninth Amendment to Loan and Security Agreement dated as of May 17, 1996, the Tenth Amendment to Loan and Security Agreement dated as of July 8, 1996, the Eleventh Amendment to Loan and Security Agreement dated effective as of August 15, 1996, each Guaranty, the Guaranty, executed by Glenn D. Bollinger in favor of Lender, the Guaranty, executed by Bobby D. Bollinger in favor of Lender, the NBF Security Agreement, the Security Agreement dated as of March 8, 1996, executed by BII to the Lender, the Deed of Trust, Security Agreement, Assignment and Financing Statement dated as of May 8, 1996, relating to the Borrower's corporate headquarters, the Intercreditor Agreement, and all other documents or agreements executed in connection therewith, and also includes any and all renewals, extensions, modifications or amendments of any of any of the foregoing.

     Section 2.5. NEW DEFINITION: PAYDOWN DATE. Effective as of the date hereof, a new definition hereby is added to in Article I of the Agreement which shall read in its entirety as follows:

            "PAYDOWN DATE" means the date, on or about August 19, 1996, on which Lender receives payment, via wire transfer or other collected funds, in an amount sufficient to reduce the unpaid balance of the Obligations to an amount not exceeding Two Million Dollars ($2,000,000.00)."

     Section 2.6 AMENDMENT TO DEFINITION OF PERMITTED LIENS. Effective as of the date hereof, the definition of "Permitted Liens" contained in Article I of the Agreement is hereby amended to add a new subparagraph (x), immediately following subparagraph (ix), as follows:

            "(x) On and after the Paydown Date, security interests in favor of the Refinance Lender, subject however, to the Intercreditor Agreement."

     Section 2.7. NEW DEFINITION: REFINANCE LENDER. Effective as of the date hereof, a new definition hereby is added to in Article I of the Agreement which shall read in its entirety as follows:

            "REFINANCE LENDER" means Foothill Capital Corporation, as lender to Borrower of funds the proceeds of which are used by Borrower on the Paydown Date to effect payment to Lender in reduction of the Obligations to an amount not exceeding Two Million Dollars ($2,000,000.00)."


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     Section 2.8  AMENDMENT TO SECTION 2.2 OF THE AGREEMENT. Effective as of
the date hereof, SECTION 2.2 OF THE AGREEMENT HEREBY IS AMENDED TO ADD THE FOLLOWING ADDITIONAL SENTENCE AS A NEW LAST SENTENCE THEREOF:

            "NO LOANS MAY BE REQUESTED BY BORROWER ON AND FOLLOWING THE PAYDOWN DATE."

     Section 2.9 AMENDMENT TO SECTION 2.3 OF THE AGREEMENT. Effective as of the date hereof, Section 2.3 of the Agreement hereby is amended to read in its entirety as follows:

            2.3 REPAYMENT AND LINE TERMINATION. The remaining balance of the Obligations on the Paydown Date shall be payable as follows:
            Twenty-five (25) consecutive monthly installment payments, each payable on the fifteenth (15th) day of each calendar month, as follows: (i) three (3) payments of $25,000.00 plus accrued interest, payable on September 15, 1996 and continuing through November 15, 1996, (ii) three (3) payments of $50,000.00 plus accrued interest, payable on December 15, 1996 and continuing through February 15, 1997, (iii) six (6) payments of $75,000,00 plus accrued interest, payable on March 15, 1997 and continuing through August 15, 1997, (iv) twelve (12) payments of $100,000.00 plus accrued interest, payable on september 15, 1997 and continuing through August 15, 1998, and (v) one final payment in the amount of all remaining unpaid principal plus interest which shall be due and payable on September 19, 1998. borrower acknowledges and agrees that lender shall have no obligation to renew the obligations. effective on the paydown date, the demand note will be amended and restated, or otherwise modified and extended in form and substance satisfactory to lender and borrower, to reflect the foregoing payment terms.


     Section 2.10 AMENDMENT OF SECTION 2.7 TO THE AGREEMENT. Section 2.7 of the Agreement hereby is amended to add the following additional sentence as the last sentence thereof:

            "No letter of credit may be requested by Borrower or issued by Lender on or after the Paydown Date."

     Section 2.11 DELETION OF SECTION 2.10 TO THE AGREEMENT. Section 2.10 of the Agreement hereby is amended in its entirety as follows:

            2.10  UNUSED LINE FEE.  DELETED.

     Section 2.12 AMENDMENT OF SECTION 3.6 TO THE AGREEMENT. Section 3.6 of the Agreement hereby is amended as follows:

           a. In the first sentence thereof, the words "On each Day..." hereby are amended to read "On or before the fifteenth (15) day of each calendar month..."

           b. An additional sentence hereby as added as the last sentence thereof:

                        "In lieu of the form of Borrowing Base Report otherwise previously furnished to Lender by Borrower, Borrower may satisfy the foregoing requirements by timely delivery to Lender of a copy of the borrowing base report, or similar report, from time to time delivered by Borrower to the Refinance Lender."


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     Section 2.13 AMENDMENT OF SECTION 3.8 TO THE AGREEMENT.  Section 3.8 of
the Agreement hereby is amended and restated to read in its entirety as follows:

            3.8 RECEIVABLES; COLLECTIONS. On and after the Paydown Date, all proceeds and collections of Receivables shall continue subject to Lender's security interest, subject however, to the terms of the Intercreditor Agreement. All such proceeds and collections shall be handled as provided by the Intercreditor Agreement.

     Section 2.14 DELETION OF SECTION 6.21 TO THE AGREEMENT. Section 6.21 of the Agreement hereby is amended in its entirety as follows:

                  6.21  FINANCIAL COVENANTS.  DELETED.

     Section 2.15 AMENDMENT TO SECTION 6.25 OF THE AGREEMENT. Section 6.25 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  SECTION 6.25 LIMITATION ON INDEBTEDNESS.  Borrower will not be obligated, directly or indirectly, for borrowed money or otherwise under any promissory note, bond, indenture or similar instrument, other than (i) in favor of lender, (ii) the indebtedness listed on
            Exhibit 6.25 attached hereto and (iii) indebtedness to the Refinance Lender as referenced in the Intercreditor Agreement.

     Section 2.16 DELETION OF SECTION 6.33 TO THE AGREEMENT. Section 6.33 of the Agreement hereby is amended in its entirety as follows:

                 6.33  TANGIBLE NET WORTH.   DELETED.

     Section 2.17 AMENDMENT TO SECTION 7.1 OF THE AGREEMENT. Section 7.1 of the Agreement is hereby amended to add a new subparagraph (s), immediately following subparagraph (r) thereof, which shall read in its entirety as follows:

                 "(s) Any defined event of default under any instrument or
            agreement now or hereafter existing between Borrower and/or NBF and the Refinance Lender, or any other default or breach of any obligation owing, or to be performed, by Borrower or NBF thereunder or under any instrument or agreement in connection therewith."


                                  ARTICLE III

                 RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     Section 3.1 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. In furtherance and not in limitation of the provisions of this Section 3.1, Borrower hereby waives and releases any and all claims or offsets against, or defenses to, the payment and performance of the Obligations that Borrower may have at law, in equity or otherwise, based on any and all actions or alleged actions, omissions or related omissions of Lender or any
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of Lender's affiliates, directors, officers, employees, attorneys, representatives or agents which have occurred on or prior to the date of execution hereof, and Borrower hereby represents and warrants that no such claims, offsets or defenses exist as of such date.

     Section 3.2 REPRESENTATIONS AND WARRANTIES. Borrower, BII, BOC and NBF each hereby represent and warrant to Lender that the execution, delivery and performance of this Amendment and all other Loan Documents to which Borrower, BII, BOC or NBF is or is to be a party hereunder (hereinafter referred to collectively as the "LOAN DOCUMENTS") executed and/or delivered in connection herewith, have been authorized by all requisite corporate or partnership action, as applicable, on the part of Borrower, BII, BOC and NBF and will not violate the Articles of Incorporation, Bylaws or Partnership Agreement of Borrower, BII, BOC or NBF, as applicable. There has been no material adverse change in the business, operations, financial condition, profits or prospects, or in the Collateral, of Borrower or NBF, since March 31, 1996, except as previously disclosed to Lender or publicly disclosed, and there has been no change in the officers of Borrower or any Guarantor since March 31, 1996. The Articles of Incorporation, Bylaws or Partnership Agreement, as applicable, of the General Partner of Borrower and each Guarantor have not been altered, amended, rescinded or revised since the last certification thereof to Lender. Borrower, BII, BOC and NBF hereby jointly and severally represent and warrant to Lender that (i) Borrower and NBF own all of the eligible accounts and eligible inventory described on each borrowing base report previously or hereafter delivered to Lender, (ii) BII conducts no operations and owns no material assets other than the stock of BOC and BHC, (iii) BOC and BHC conduct no operations other than the ownership of partnership interests in Borrower, of which BOC is the sole General Partner and BHC is the sole limited partner, and
(iv) BOC and BHC own no material assets other than their respective partnership interests in Borrower.


                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     Section 4.1 CONDITIONS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by the Lender):

           (a) Lender shall have received all of the following, each dated (unless otherwise indicated) as of the date of this Amendment, in form and substance satisfactory to Lender in its sole discretion:

                 (i) Secretary's Certificate.  A Secretary's Certificate dated as of even date with the date this Amendment is executed from the General Partner of Borrower and each Guarantor certifying as to corporate resolutions authorizing the execution and delivery of this Amendment.

                 (ii) Amendment.  This Amendment, duly executed.

                 (iii) Modification and Extension.  A Modification and
            Extension Agreement respecting Lender's existing deed of trust lien evidenced by the certain deed of trust lien and interest as evidenced by the certain Deed of Trust, Assignment, Security Agreement and Financing Statement previously executed by the Borrower for the benefit of the Lender covering Borrower's headquarters property on Airport Freeway in Dallas County, Texas, in form and substance satisfactory to Lender.



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                 (iv) Opinions of Counsel to Borrower and Guarantors.  An
            opinion of counsel for Borrower and each Guarantor, respectively, in form and substance reasonably satisfactory to Lender dated as of even date with the date this Amendment is executed.

                 (v) Guaranties.  The Borrower shall deliver to the Lender
            continuing guaranties of the Obligations, executed by each of Glenn
            D. Bollinger and Bobby D. Bollinger, in form and substance satisfactory to the Lender.

                 (vi) Other Documents.  Borrower shall have executed and
            delivered such other documents and instruments as Lender may reasonably require.


                 (vii) Legal and Professional Fees.  Borrower shall have paid all fees and expenses of Lender's accountants and legal counsel incurred in connection with the Obligations and the Loan Documents, including this Amendment, and the interpretation and enforcement thereof.

           (b) All partnership or corporate proceedings, as applicable, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Lender.


                                   ARTICLE V

                                 MISCELLANEOUS

     Section 5.1 POST-CLOSING COVENANTS. The Borrower agrees to comply with the following covenants, and any failure by the Borrower to comply with any of the following covenants shall constitute an Event of Default under the
Agreement:

            (a) Appraisal, Environmental Report, Title Policy. The Lender shall obtain, at the Borrower's expense, an appraisal and a Phase I environmental assessment of the Borrower's corporate headquarters located at 222 West Airport Freeway, Irving, Texas, such appraisal and such environmental report to be addressed to Lender, to be satisfactory to Lender in form and substance, and to be prepared in accordance with all applicable regulatory requirements. The Lender shall order the appraisal, but the Borrower may order the environmental report, subject to approval by the Lender. At Lender's option, Lender will obtain, at the Borrower's expense, a mortgagee's policy of title insurance, insuring the lien of the certain Deed of Trust, Assignment, Security Agreement and Financing Statement previously executed by the Borrower for the benefit of the Lender covering the above referenced real property, with such insurer and in such amount as is acceptable to Lender.

     Section 5.2 NO WAIVER, RESERVATION OF RIGHTS. No failure on the part of Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under the Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under the Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notwithstanding any failure by Lender to insist on strict compliance by Borrower with the terms of the Agreement or any other Loan Document in the past, or any forbearance by Lender in exercising its rights and remedies under the Agreement and the other Loan Documents, including any past waivers by Lender of Events of Default under the Agreement or any other Loan Document, Lender will insist on strict compliance with the terms of the Agreement and the other Loan Documents in the future. Any future failure by Borrower to comply strictly

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with the terms of the Agreement and the other Loan Documents may result in the
Lender's pursuit of its rights and remedies existing by virtue of the Agreement and the other Loan Documents or existing at law or in equity. Lender expressly reserves the right to exercise any and all rights or remedies available to Lender under the Loan Documents, at law or in equity, with respect to any present or future Events of Default unless the same are waived in writing by Lender. No failure on the part of Lender to exercise, or delay by Lender in exercising, its rights and remedies under the Loan Documents shall constitute a waiver of any existing or future Event of Default.

     Section 5.3 NO EXTENSION OF MATURITY. Lender hereby notifies Borrower that, notwithstanding any previous renewals or extensions of credit to Borrower, Lender will not continue to make credit available to Borrower and that the remaining balance of the Obligations shall be due and payable as specified in Section 2.3 of the Agreement, as amended hereby.

     Section 5.4 COLLATERAL; CONTINUING SECURITY. Borrower acknowledges that Lender's continuing security interest in the Collateral continues as security for the Obligations, provided, that on and after the Paydown Date (as defined by the Agreement, as amended hereby), such security interest shall be subject to the Intercreditor Agreement (as defined by the Agreement, as amended hereby), and provided further, that in any event Lender shall keep and maintain first, prior and exclusive its existing deed of trust lien and interest as evidenced by the certain Deed of Trust, Assignment, Security Agreement and Financing Statement previously executed by the Borrower for the benefit of the Lender covering Borrower's headquarters property on Airport Freeway in Dallas County, Texas.

     Section 5.5 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely thereon.

     Section 5.6 REFERENCE TO AGREEMENT. The Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

     Section 5.7 WAIVER OF JURY TRIAL. THE PARTIES HERETO AGREE THAT NEITHER PARTY SHALL REQUEST A TRIAL BY JURY IN THE EVENT OF LITIGATION BETWEEN THEM CONCERNING THE LOAN DOCUMENTS OR ANY CLAIMS OR TRANSACTIONS IN CONNECTION THEREWITH, IN EITHER A STATE OR FEDERAL COURT, THE RIGHT TO TRIAL BY JURY BEING EXPRESSLY WAIVED BY BOTH LENDER AND BORROWER. LENDER AND BORROWER EACH ACKNOWLEDGES THAT SUCH WAIVER IS MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE NATURE OF THE RIGHTS AND BENEFITS WAIVED HEREBY, AND WITH THE BENEFIT OF ADVICE OF COUNSEL OF ITS CHOOSING.

     Section 5.8 ARBITRATION.   ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE
PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF ENDISPUTE, INC. (A/K/A J.A.M.S./ENDISPUTE) ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE

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EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL.  JUDGMENT UPON
ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AMENDMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AMENDMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

           (a) Special Rules. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF THE BORROWER'S DOMICILE AT THE TIME OF THIS AMENDMENT'S EXECUTION AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

           (b) Reservation of Rights. NOTHING IN THIS AMENDMENT SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AMENDMENT; OR (II) BE A WAIVER BY THE LENDER OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR
      (III) LIMIT THE RIGHT OF THE LENDER HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE LENDER MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AMENDMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

     No provision in the Loan Documents regarding waiver of trial by jury or submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

     Section 5.9 GOVERNING LAW. THIS AMENDMENT, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, PROVIDED, THAT TO THE EXTENT FEDERAL LAW WOULD ALLOW A HIGHER RATE OF INTEREST THAN WOULD BE ALLOWED BY THE LAWS OF THE STATE OF TEXAS, THEN WITH RESPECT TO THE PROVISIONS OF ANY LAW WHICH PURPORT TO LIMIT THE AMOUNT OF INTEREST THAT MAY BE CONTRACTED FOR, CHARGED OR RECEIVED IN CONNECTION WITH ANY OF THE OBLIGATIONS, SUCH FEDERAL LAW SHALL APPLY.

     Section 5.10 PARTIES BOUND. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender, and their respective successors in interest and assigns. Borrower may not assign any

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right, power, duty, or obligation under this Amendment, or any document or instrument executed in connection herewith, without the prior written consent of Lender. Subject to any applicable rules, regulations or laws of governmental authorities relating to the non-assignability of loans or other assets of Lender, Lender may not assign any of its rights, powers, duties or obligations under this Amendment, or any document or instrument executed in connection herewith, without the prior written consent of Borrower. This Amendment is intended for the benefit of Borrower and Lender, and their respective successors in interest and assigns only, and may not be relied upon by any other Person.

     Section 5.11 CUMULATIVE RIGHTS. All rights and remedies of Lender under the Loan Documents are cumulative, and are in addition to rights and remedies available to Lender by law. Such rights and remedies may be exercised concurrently or successively, at such times as Lender may determine in its discretion. Borrower waives any right to require marshaling.

     Section 5.12 SEVERABILITY. If any provision of this Amendment is held to be illegal, invalid, or unenforceable under any present or future laws effective during the Contract Term, such provisions shall be fully severable, and this Amendment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Amendment. In such case, the remaining provisions of the Amendment shall remain in full force and effect and shall not be affected thereby.

     Section 5.13 MULTIPLE COUNTERPARTS. This Amendment may be executed simultaneously in one or more multiple originals, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

     Section 5.14 SURVIVAL. All covenants, agreements, representations, and warranties made by Borrower herein shall survive the execution, delivery, and closing of this Amendment, and all documents executed in connection herewith, and shall not be affected by any investigation made by any party.

     THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
     CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


     IN WITNESS WHEREOF, the parties have executed this Amendment on August 15, 1996 to be effective as of the effective date stated in the preamble.

                             "BORROWER"

                             BOLLINGER INDUSTRIES, L.P.,
                             A TEXAS LIMITED PARTNERSHIP


                             By:  Bollinger Operating Corp.,
                                  A Nevada corporation,
                                  General Partner

                                  By:  /s/ GLENN D. BOLLINGER
                                  -------------------------------------------
                                  Name:  Glenn D. Bollinger
                                  Title: Chairman and Chief Executive Officer

THE STATE OF TEXAS  )
                    )
COUNTY OF TARRANT   )


     BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, Chairman and Chief Executive Officer of Bollinger Operating Corp., the general partner of Bollinger Industries, L.P., known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said BOLLINGER INDUSTRIES, L.P., a Texas limited partnership, and that he executed the same on behalf of Bollinger Operating Corp. as the general partner of Bollinger Industries, L.P., as the act of such limited partnership for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 19th day of August, 1996.


                                          /s/ GEORGE T. JOHNS
                                         --------------------------------------
                                         NOTARY PUBLIC, STATE OF TEXAS
My Commission Expires:

  11/04/99                               GEORGE T. JOHNS
----------------------                   --------------------------------------
                                         (Printed Name of Notary)


                                         [NOTARY SEAL]

     AGREED AND ACCEPTED on August 15, 1996 to be effective as of the effective date stated in the preamble.

                                           "LENDER"

                                           NATIONSBANK OF TEXAS, N.A.



                                           By: /s/ GREG NICHOLAS
                                           -----------------------------------
                                           Name:   Greg Nicholas
                                           Title:  Vice President




THE STATE OF TEXAS   )
                     )
COUNTY OF DALLAS     )


     BEFORE ME, the undersigned authority, on this day personally appeared Greg Nicholas, Vice President, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said NATIONSBANK OF TEXAS, N.A., a national banking association, and that he executed the same as the act of such banking association for the purposes and consideration therein expressed and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 15th day of August, 1996.


                                            /s/ DONNA M. MALIZIA
                                           -----------------------------------
                                           NOTARY PUBLIC, STATE OF TEXAS
My Commission Expires:

   11-09-98                                     Donna M. Malizia
---------------------                      -----------------------------------
                                           (Printed Name of Notary)

                                           [NOTARY SEAL]

                          CONSENTS AND REAFFIRMATIONS


     BOLLINGER INDUSTRIES, INC. ("BII"), BOLLINGER OPERATING CORP. AND NBF, INC. ("NBF"), each jointly and severally hereby acknowledge the execution of, and consent to, the terms and conditions of that certain Eleventh Amendment to Loan and Security Agreement dated effective as of August __, 1996, between Bollinger Industries, L.P. and NationsBank of Texas, N.A. ("LENDER") and (i) reaffirms their respective obligations under those certain Guaranty By Corporation (the "GUARANTIES") each dated as of September 9, 1994, made by the undersigned in favor of the Lender, and acknowledge and agree that the Guaranties remain in full force and effect and the Guaranties are hereby ratified and confirmed; and (ii) NBF reaffirms its obligations under that certain Security Agreement (the "NBF Security Agreement") dated as of September 9, 1994, made by NBF in favor of the Lender and acknowledges and agrees that the NBF Security Agreement remains in full force and effect and the NBF Security Agreement is hereby ratified and confirmed; and (iii ) BII reaffirms its obligations under that certain Security Agreement (the "BII SECURITY AGREEMENT") dated as of March 8, 1996, made by BII in favor of the Lender and acknowledges and agrees that the BII Security Agreement remains in full force and effect and the BII Security Agreement is hereby ratified and confirmed.

     EXECUTED on August 15, 1996 to be effective as of the stated effective date of such Eleventh Amendment.

                                           GUARANTOR:

                                           BOLLINGER INDUSTRIES, INC.


                                           By: /s/ GLENN D. BOLLINGER
                                              --------------------------------
                                           Name:  Glenn D. Bollinger
                                           Title: Chairman and Chief Executive
                                                  Officer

                                           GUARANTOR:

                                           BOLLINGER OPERATING CORP.


                                           By: /s/ GLENN D. BOLLINGER
                                              --------------------------------
                                           Name:  Glenn D. Bollinger
                                           Title: Chairman and Chief Executive
                                                  Officer

                                           GUARANTOR:

                                           NBF, INC.


                                           By: /s/ GLENN D. BOLLINGER
                                              --------------------------------
                                           Name:  Glenn D. Bollinger
                                           Title: Vice Chairman

THE STATE OF TEXAS   )
                     )
COUNTY OF TARRANT    )


     BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Industries, Inc., and that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 19th day of August, 1996.



                                              /s/ GEORGE T. JOHNS
                                             ----------------------------------
                                             NOTARY PUBLIC STATE OF TEXAS
My Commission Expires:

  11/04/99
------------------------                     GEORGE T. JOHNS
                                             ----------------------------------
                                             (Printed Name of Notary)

                                             [NOTARY SEAL]
THE STATE OF TEXAS   )
                     )
COUNTY OF TARRANT    )


     BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said Bollinger Operating Corp., and that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 19th day of August, 1996.



                                              /s/ GEORGE T. JOHNS
                                             ----------------------------------
                                             NOTARY PUBLIC STATE OF TEXAS
My Commission Expires:

  11/04/99
------------------------                     GEORGE T. JOHNS
                                             ----------------------------------
                                             (Printed Name of Notary)


                                             [NOTARY SEAL]

THE STATE OF TEXAS   )
                     )
COUNTY OF TARRANT    )


     BEFORE ME, the undersigned authority, on this day personally appeared Glenn D. Bollinger, known to me to be the person and officer whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of said NBF, Inc., and that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 19th day of August, 1996.





                                              /s/ GEORGE T. JOHNS
                                             ----------------------------------
                                             NOTARY PUBLIC STATE OF TEXAS
My Commission Expires:

  11/04/99
------------------------                     GEORGE T. JOHNS
                                             ----------------------------------
5                                            (Printed Name of Notary)

                                             [NOTARY SEAL]

[NATIONSBANK LOGO]

MODIFICATION AND EXTENSION AGREEMENT

The parties in this agreement ("Agreement") dated and effective as of August 15, 1996 (the "Modification Date") are NationsBank of Texas, N.A. ("Lender"), Bollinger Industries, L.P. ("Borrower") and each other person who executes this Agreement as provided herein. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. BACKGROUND. Lender owns the promissory note dated September 9, 1994 made by Borrower payable to the order of Lender in the principal face amount of $25,000,000.00 with a stated final maturity date (including all prior renewals or extensions, if any) of November 8, 1996, which promissory note it, as it may have been renewed, extended, amended, or supplemented by one or more documents, if any, dated before the Modification Date, herein called the "NOTE", and the Note as modified by this Agreement is herein called the "MODIFIED NOTE". The security for payment of the Note includes (without limitation), the Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of May 8, 1996 executed by Borrower as grantor (herein sometimes called "GRANTOR", whether or not the same as Borrower), recorded in Volume 96107, Page 07017, Deed Records of Dallas County, Texas, which is, as it may have been renewed, extended, amended, or supplemented by one or more documents, if any, dated before the Modification Date, herein called the "COLLATERAL DOCUMENT", reference being here made to the Collateral Document and the recording thereof for all purposes. The Collateral Document covers the real and personal property (the "PROPERTY") therein described, subject to recorded partial releases, if any, executed by Lender or a prior owner of the Note.

2. MODIFICATION, NOTE PRINCIPAL BORROWER ADVANCE LIMIT. Borrower and Lender agree to extend the stated final maturity date of the Note (subject to acceleration as provided in the Loan Documents) and to make certain other changes, as specified below in this Agreement. The unpaid principal balance of the Note as of the Modification Date is $2,000,000.00. The amount, if any, left to advance under the Note as of the Modification Date is $-0-, and if that amount was greater immediately prior to the Modification Date, this constitutes an agreed reduction of that amount. The Note, the Collateral Document, this Agreement, and any other document now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by the Note, as such documents may have been or may be herein or hereafter renewed, extended, amended or supplemented, are herein together called the "LOAN DOCUMENTS". Lender is entitled to the benefits of the Loan Documents.

3. INTEREST RATE. Subject to the further provisions of this Section 3 and
Section 5 below, on and after the Modification Date the unpaid principal balance of the Modified Note from day to day outstanding which is not past due shall bear interest at a rate per annum equal to the lesser of (i) the Maximum Rate (hereinafter defined) or (ii) the STATED RATE (defined below) computed on the Annual Basis (hereinafter defined). The term "STATED RATE" as used in this Agreement means the rate indicated by (a) below as applicable:

[ ] a fixed rate of  _______% per annum; or
[x] a variable rate ("VARIABLE RATE") equal to:
     [x] The Prime Rate of     Lender   ("Indicator") plus 3% per annum; or
     [ ] The Business Rate of           ("Indicator") plus __% per annum; or
     [ ]

If a Variable Rate applies, then (i) the Stated Rate shall, unless otherwise specified herein and subject to clause (ii) following, change with each change in each Variable Rate as of the date of any such change, without notice, subject always in limitation by the Maximum Rate; and (ii) if on any day the Variable Rate shall exceed the maximum permitted by application of the Maximum Rate in effect on that day, the Variable Rate shall be limited to, but shall remain at and vary with, the maximum permitted by application of the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued at the Variable Rate on the unpaid balance of the Modified Note equals the total amount of interest which would have accrued if there were no limitation by the Maximum Rate, or until the earlier payment in full of the Modified Note.

NOTICE TO CONSUMERS UNDER TEXAS LAW, IF YOU CONSENT TO THIS AGREEMENT, YOU MAY BE SUBJECT TO A FUTURE RATE AS HIGH AS 24 PERCENT PER YEAR. (NOTICE APPLICABLE ONLY WHERE (I) A VARIABLE RATE APPLIES, (II) THE TEXAS CREDIT CODE ESTABLISHES THE MAXIMUM RATE, AND (III) THE CREDIT IS EXTENDED PRIMARILY FOR PERSONAL, FAMILY, OR HOUSEHOLD PURPOSES).

The "ANNUAL BASIS" referred to in this Agreement shall be (x as applicable, and if neither box is checked, 365 applies):

     [ ] 360; or  [x] 360

If the Annual Basis is 365, the Stated Rate is divided by 365 to obtain a daily interest rate, and the resulting daily rate is multiplied by the actual number of days in the interest calculation period. If the Annual Basis is 360, the Stated Rate is divided by 360 to obtain a daily interest rate, and the resulting daily rate is multiplied by the actual number of days in the interest calculation period. Interest on the Modified Note at the Stated Rate and the Past Due Rate shall be calculated on the Annual Basis, but subject always to limitation by the Maximum Rate and in no event shall any such computation result in an amount of interest in excess of the Maximum Amount (hereinafter defined). In any event, all interest at the Maximum Rate shall be computed on the Annual Basis of 365 (366 in a leap year).

4. PAYMENT SCHEDULE AND MATURITY DATE. Borrower hereby promises to pay to the order of Lender in lawful money of the United States of America in immediately available funds at 901 Main Street, Dallas, Dallas County, Texas, the principal balance of the Modified Note plus accrued interest thereon, as follows:

Principal and interest payments are due on the 15th day of each month beginning on September 15, 1996, and continuing each month thereafter until maturity. Payments are due as set forth below.

        - On September 15, October 15 and November 15, 1996: $25,000.00 plus accrued interest.
        -   On December 15, 1996, January 15 and February 15, 1997: $50,000.00
            plus accrued interest.
        - From March 15, through August 15, 1997: $75,000.00 plus accrued interest.
        - From September 15, 1997 through August 15, 1998: $100,000.00 plus accrued interest.

On September 15, 1998, all outstanding principal and all accrued but unpaid interest is due and payable.

5. ADDITIONAL PROVISIONS REGARDING INTEREST AND PAYMENTS; PAST DUE RATE. As used in this Agreement, the term "BUSINESS BASE RATE" means the rate announced or published from time to time by Indicator as its "business base rate" and the term "PRIME RATE" means the rate announced or published from time to time by Indicator as its "prime rate". Any such rate is a general reference rate of interest, may not be related to any other rate, and may not be the lowest or best rate actually charged by Indicator to any customer or a favored rate and may not correspond with future increases or decreases in interest rates charged by other lenders or market rates in general.

If the Stated Rate is determined by reference to a rate established by Indicator, and if Lender determines for any reason that Indicator, for a period of 90 days or more, has discontinued the establishment of a "prime rate" or "business base rate" or other Indicator's rate specified above as applicable, as the case may be, then at Lender's election the Stated Rate shall be determined, commencing thereafter with the date specified by Lender using the prime rate of a "money center" national bank designated by Lender (plus the applicable margin, if any, specified above), in lieu of such Indicator's rate, and until the date specified by Lender if Lender makes the election, the Stated Rate shall continue to be determined by reference to the last such rate established by such Indicator.

The term "MAXIMUM RATE" as used in this Agreement means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or Texas law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect in the extent a higher Maximum Rate is permitted thereby. To the extent, if any, that Chapter One ("CHAPTER ONE") of Title 79, Texas Revised Civil Statutes, 1925, as amended (the "RECENT CREDIT CODE") establishes the Maximum Rate, the Maximum Rate shall be the "indicated rate ceiling" (as defined in Chapter One), and such rate shall fluctuate as and to the extent provided by applicable law if a Variable Rate applies. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by the Modified Note, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law (the "MAXIMUM AMOUNT"). Notwithstanding anything contained herein to the contrary, if the loan evidenced by the Note was made primarily for personal, family or household purposes, and the Note is secured by a 1-4 family dwelling, any contractual limitation on the maximum interest rate set out in the Note as required by law shall be applicable to the Modified Note.

All payments made as scheduled on the Modified Note shall be applied, to the extent thereof, first to accrued but unpaid interest and the balance to unpaid principal. All voluntary prepayments on the Modified Note (if and as permitted by the Note) shall be applied, to the extent thereof, first to accrued but unpaid interest on the amount prepaid and the balance to the remaining principal installments in inverse order of their maturity.

Any principal of, and to the extent permitted by applicable law any interest on, the Modified Note which is not paid when due shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the "PAST DUE RATE") equal to the Maximum Rate, or if no such maximum nonusurious rate is established by applicable law, then at the Stated Rate plus four percent (4%) per annum; provided, however, if the Note is secured by a second or subsequent lien on a 1-4 family dwelling, then interest shall accrue at the Past Due Rate on any such past due amounts from time to time outstanding after demand for payment in full has been made.

6. COSTS AND EXPENSES. To the extent not prohibited by applicable law, Borrower shall in each instance within five (5) days after request by Lender pay, or reimburse Lender for, all costs and expenses reasonably paid or incurred by Lender from time to time to one or more third parties in connection with (i) the preparation and acceptance of this Agreement, (ii) the evaluation of, and protection of Lender's rights with respect to, the Property: and (iii) the creation, perfection or realization upon the Liens or the exercise of Lender's rights and remedies under the Loan Documents, such costs and expenses to include, without limitation, attorney's fees, premiums for title policy endorsements or for title policy(ies) if applicable, appraisal fees, fees and expenses of environmental inspections and other professional services and recording fees. Without limitation of the foregoing and to the extent not prohibited by applicable law, Lender may at its option order and obtain at Borrower's expense once in each calendar year an appraisal of The Property or any part thereof by a third-party appraiser selected by Lender.

7. Obligor; BINDING EFFECT; CONSTRUCTION. The Modified Note is the joint and several obligation of each party named Borrower herein. Borrower is sometimes called an "Obligor" herein. If Grantor is other than Borrower and is a signatory hereto, such party or parties are also herein called "Obligors," and each such party consents to this Agreement and ratifies and confirms its obligations under the Loan Documents, which obligations are not amended hereby unless specifically enumerated herein, Lender not being required, before enforcing the liability of any Obligor, to assert or exhaust its remedies against any other Obligor or against the Property or any other security. All provisions of the Note and the other Loan Documents remain in full force and effect as therein written, except as expressly modified by this Agreement. To the extent of any conflict between the Note (or any earlier modification of it) and this Agreement, this Agreement shall control. If any Obligor is a corporation, partnership or other legal entity, such party and the person(s) signing for it represent and warrant to Lender that this Agreement has been duly executed and delivered by such party's duly authorized representative(s). This Agreement binds and benefits the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns (provided, that no party but Lender may assign its rights hereunder without Lender's prior written consent). As used herein, the masculine gender includes each other gender and the singular number includes the plural, and vice versa, unless the context otherwise requires, and the term "person" and words importing persons shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons. Headings and titles used in this Agreement are only for convenience and shall be disregarded in construing it. The date or dates of the acknowledgments indicate the date(s) of execution of this Agreement but execution is as of the Modification Date, and for purposes of identification and reference the date of this Agreement in the Modification Date. This Agreement may be executed in several identical counterparts all of which shall constitute one and the same instrument. THIS AGREEMENT AND THE
OTHER LOAN DOCUMENTS, AS MODIFIED HEREBY, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE UNITED STATES FEDERAL LAW.

8. LIENS. By this Agreement, all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note (collectively, the "LIENS"), including but not limited to those under the Collateral Document, are hereby ratified and confirmed as valid, subsisting and continuing to secure the Modified Note. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens or the Loan Documents or the debt evidenced by the Note or be construed as a novation in any respect. The Liens are not waived.

9. CERTAIN WARRANTIES AND COVENANTS. Borrower warrants and represents to Lender that the indebtedness evidenced by the Modified Note is subject to no credit, charge claims, or right of affect or deduction of any kind whatsoever, and, to the extent not prohibited by applicable law, Obligors release and discharge Lender from any and all claims and causes of action, whether known or unknown and whether now existing or hereafter arising, that have at any time been owned or claimed, or that are hereafter owned or claimed, by Obligors or any of them (other than claims for funds, if any, now on deposit with Lender), and that arise out of any one or more circumstances or events that occurred prior to the time of execution of this Agreement. The Loan Documents and the obligations thereunder are ratified and acknowledged as valid, subsisting and enforceable, subject to no offsets, claims or defenses. The execution of this Agreement by Lender is not intended nor shall it be construed as an actual or implied waiver of: (a) any default under any Loan Document; (b) any requirement under any Loan Document except to the extent of the amendments specified in this Agreement; (c) any right to demand payment or accelerate maturity contained in any Loss Document; or (d) any rights Lender may have against any person not a party hereto. It shall be a default under each of the Loan Documents, subject to the applicable grace period (if any) under the Loan Documents, another Lender to exercise any and all rights and remedies provided therein or at law or in equity including but not limited to the right to declare the entire unpaid balance of principal and accrued interest on the Modified Note to be immediately due and payable fund upon such declaration the same shall be immediately due and payable), if any Obligor fails to make payment, or to perform any covenant or agreement, in this Agreement or if any statement, representation or warranty in this Agreement is false, misleading or erroneous in any material respect. If Borrower fails to comply with any of Borrower's obligations under the Loan Documents, Lender may, without waiving the default, but shall never be obligated to, perform or cause performance thereof at Borrower's Expense. All expenses thus paid by Lender shall automatically and without notice become a part of the obligations secured by the Collateral Document, shall be demand obligations of Borrower to Lender and shall bear interest, from the date of Lender's payment until repaid to Lender, payable on demand, at the Past Due Rate, and Lender (but not Borrower or any other Obligor) shall be fully subrogated to the rights of the person or entity receiving such payment. OBLIGORS ACKNOWLEDGE THAT LENDER HAS NOT CONSIDERED OR AGREED, AND IS UNDER NO OBLIGATION, TO ??? THE MODIFIED NOTE OR TO EXTEND THE MATURITY DATE OF THE MODIFIED NOTE BEYOND THAT STATED ABOVE. Lender may assign the Modified Note or participation interests therein and may disclose in confidence to prospective or actual assignees or participants such financial and other information regarding Obligors, any guarantors and the Property as Lender may deem necessary or advisable. Grantor hereby represents and warrants that Grantor is the sole owner of the Property.

10. ENVIRONMENTAL MATTERS. Without limiting any rights of Lender under the Loan Documents or applicable law: (a) each Obligor represents and warrants to Lender that to the best of such Obligor's knowledge (i) the Property is free of any substance ("HAZARDOUS MATERIAL") which could pose a hazard to the environment or to the health or safety of persons on or about the Property or which is classified as hazardous or toxic in or pursuant to any law or ??? relating to health or the environment ("ENVIRONMENTAL REQUIREMENT"); (ii) there is no claims or inquiry threatened, instituted or completed concerning the presence or discharge of any Hazardous Material on, in, under, or about the Property (and such Obligor will promptly advise Lender in writing as soon as such Obligor first obtains knowledge of any such claim or inquiry heretofore or hereafter occurring); (b) no Obligor will place or allow to remain any Hazardous Material, on, in, under or about the Property or commit, permit or allow to continue any violation of any Environmental Requirement by such Obligor or by or with respect to the

Property; and each Obligor agrees to idemnify and hold harmless Lender, and all past, present and future trustees under the Collateral Document, and their respective directors, officers, employees, agents and affiliates, from and against any and all claims, damages, losses, costs, fines, penalties, liabilities and expenses (including but not limited to attorneys' fees arising in whole or in part from the presence of any Hazardous Material, on, in, under or about the Property at any time prior to full and final release or foreclosure or transfer in lieu of foreclosure of the Collateral Document, regardless of the cause and regardless of when asserted, imposed, or incurred. The foregoing provisions regarding environmental matters shall be cumulative of all other obligations of Obligors and all other rights and remedies of Lender, and the foregoing indemnities shall survive payment of the debt evidenced by the Modified Note any foreclosure (or transfer in lieu thereof), any debtor relief proceeding and the release or other termination of the Collateral Documents.

11. CONTROLLING AGREEMENT. The portion intend to comply with applicable ? laws. All existing and future agreements regarding the debt evidenced by the Note are hereby limited and controlled by the provisions of this paragraph. In no event (including but not limited to prepayment, default, demand for payment or acceleration) shall the interest taken, received, contracted for, charged or received under the Modified Note or otherwise exceed the Maximum Amount, such document shall be automatically reformed and the interest payable automatically reduced to the Maximum Amount, without necessity of execution of any amendment or new document. If Lender ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be applied to principal of the Modified Note in inverse order of maturity of installments or be refunded to the payer if the Modified Note is paid in full. Lender does not intend to charge or receive accrued interest on acceleration. All interest paid or agreed to be paid shall be spread throughout the full term (including extensions) of the debt so that the amount of interest does not exceed the Maximum Amount.

By this Agreement all liens, security interest, assignments, superior titles, rights, remedies, powers, ? and priorities securing or providing to Lender recourse with respect to the Note (collectively, the "Liens"), including but not limited to those under the Collateral Document, are hereby modified and confirmed as valid, submitting and continuing to secure and provide to Lender revenues with respect in the Modified Note. Nothing in this Agreement shall in any manner diminish, impair or extinguish any of the Liens or the Lien Documents or the debt evidenced by the Note or be construed as a ? ? in any respect. The Liens are not waived.

12.  ADDITIONAL PROVIDERS. (none, if left blank or stated "none").

This agreement and the Modified Note are subject to the terms and conditions of that certain Eleventh Amendment to Loan and Security Agreement dated August 15, 1996, between Lender and Borrower.

13. NOTICE OF FINAL AGREEMENT. This agreement embodies the entire Agreement and understanding between the parties with respect to modifications of documents provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter. The following notice is applicable only if the original amount of the Note was in excess of $30,000.00 and the Note was originally executed on or after September 1, 1996.

THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXECUTED to be effective as of the Modification Date.

Lender                                 Borrower (and Grantor if Borrower
                                       is Grantor):
NationsBank of Texas, N.A.             Bollinger Industries, L.P.

By: /s/ GREG M. NICHOLAS               By: Bollinger Operating Corp., itx
   ---------------------------          ----------------------------------------
                                           general partner
Greg M. Nicholas
------------------------------         By: /s/ GLENN D. BOLLINGER
Name:                                    ---------------------------------------
                                           Glenn D. Bollinger
Vice President                             Chairman and Chief Executive Officer
------------------------------
Title:

                                       Grantor (if different from or in addition
After recording, please return                     to Borrower)"
to Lender's address, as follows:

NationsBank of Texas, N.A.             -----------------------------------------

901 Main Street                        -----------------------------------------
------------------------------

11th Floor
------------------------------

TXI-492-11-05
------------------------------

Dallas, Texas 75202
------------------------------

Attention: Saundra Hittle
------------------------------

ACKNOWLEDGMENT
(Individual)

The State of Texas               )
County of                        )
         ------------------------
                                 )

This instrument was acknowledged before me on               , 19       , by
                                             ---------------     ------

-----------------------.          --------------------------------------------
                                  Notary Public in and for the State of Texas

                                  My commission expires:

                                  --------------------------------------------

The State of Texas               )
County of                        )
         -----------------------
                                 )

This instrument was acknowledged before me on                , 19      , by
                                             ----------------    ------

-----------------------.          --------------------------------------------
                                  Notary Public in and for the State of Texas

                                  My commission expires:

                                  --------------------------------------------
ACKNOWLEDGMENT
(Partnership)

The State of Texas              )
County of Tarrant               )
                 ---------------
                                )

This instrument was acknowledged before me on August 19, 1996, by Glenn D. Bollinger, Chairman and CEO of Bollinger Operating Corp., the general partners of Bollinger Industries, L.P., a Texas limited partnership.

                                    /s/ GEORGE T. JOHNS
                                  --------------------------------------------
                                  Notary Public in and for the State of Texas

                                  My commission expires:

                                  --------------------------------------------

                                  [NOTARY SEAL]

ACKNOWLEDGMENT
(Corporate)

The State of Texas               )
County of                        )
         -----------------------
                                 )

This instrument was acknowledged before me on                , 19      , by
                                             ----------------    ------
                         of
------------------------    --------------------------------------------------

a                     corporation, on behalf of said corporation.
  -------------------

                                  --------------------------------------------
                                  Notary Public in and for the State of Texas

                                  My commission expires:

                                  --------------------------------------------
ACKNOWLEDGMENT
(Lender)

The State of Texas              )
County of Dallas                )
                ----------------
                                )

This instrument was acknowledged before me on August 19, 1996, by Greg M. Nicholas, Vice President of NationsBank of Texas, N.A., a national banking association, on behalf of said association.

                                   /s/ DONNA M. MALIZIA
                                  --------------------------------------------
                                  Notary Public in and for the State of Texas

                                  My commission expires:
          [NOTARY SEAL]
                                   11-09-98
                                  --------------------------------------------